UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Information Required in Proxy Statement
Schedule 14a Information
Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:
    ☐    Preliminary Proxy Statement
    ☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    ☐    Definitive Proxy Statement
    ☒    Definitive Additional Materials
    ☐    Soliciting Material Under Rule 14a-12

SUMMIT THERAPEUTICS INC.
(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

    ☒    No fee required.
    ☐    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
         (1)    Title of each class of securities to which transaction applies:
         (2)    Aggregate number of securities to which transaction applies:
         (3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         (4)    Proposed maximum aggregate value of transaction:
         (5)    Total fee paid:

    ☐    Fee paid previously with preliminary materials:
    ☐    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
         (1)    Amount previously paid:
         (2)    Form, Schedule or Registration Statement No.:
         (3)    Filing Party:
         (4)    Date Filed:

SUMMIT THERAPEUTICS INC.
2882 Sand Hill Road, Suite 106
Menlo Park, California 94025
ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF SHAREHOLDERS ORIGINALLY SCHEDULED FOR JUNE 15, 2022

The following Notice of Change of Date of Annual Meeting of Shareholders relates to and supplements the 2022 Notice of Annual Meeting of Shareholders and Proxy Statement (the “Proxy Statement”) of Summit Therapeutics Inc. (the “Company”), filed with the Securities and Exchange Commission on April 29, 2022 which was subsequently mailed or made available to the Company’s shareholders in connection with the solicitation of proxies by the Company for use at the 2022 annual meeting of shareholders (the “Annual Meeting”) originally scheduled for Wednesday, June 15, 2022 at 1:00 p.m., Eastern Time.

On June 3, 2022, the Company issued the following press release related to a change in date of the Annual Meeting. As described below, the Annual Meeting will now be held on Thursday, June 16, 2022 at 1:00 p.m., Eastern Time in a virtual-only meeting format. As there will not be a physical location, shareholders will not be able to vote their shares in person at the Annual Meeting. Shareholders will instead be able to vote their shares by submitting a proxy in advance of the Annual Meeting using one of the methods described in the proxy materials for the Annual Meeting, or by attending the Annual Meeting virtually following the instructions outlined in the Notice of Change of Date of Annual Meeting of Shareholders.

Except as specifically stated in this supplement, the information set forth in the Proxy Statement remains unchanged.

THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

Summit Therapeutics’ Upcoming Annual Shareholders’ Meeting Rescheduled to June 16, 2022, at 1:00pm Eastern Time

Menlo Park, CA, June 03, 2022 (GLOBE NEWSWIRE) -- Summit Therapeutics Inc. (NASDAQ: SMMT) invites our shareholders and other interested parties to attend our Company’s Annual Shareholders’ Meeting, which will now be held virtually on Thursday, June 16, 2022, at 1:00 pm Eastern Time, one day later than previously planned. We are providing notice of the change in advance to allow for accommodation for attendance. We look forward to your attendance at this meeting.

As a reminder, in order to vote and/or submit questions during our Annual Shareholders’ Meeting, attendees must log into the virtual meeting with their unique control number provided with their 2022 Summit Therapeutics proxy statement and annual meeting information. This information was provided to shareholders as of our record date of April 26, 2022, either through a physical mailing or through shareholders’ brokerage firms in which their shares are held.

A link to the event can be found here: www.virtualshareholdermeeting.com/SMMT2022.

Summit Therapeutics’ Mission Statement
To build a viable, long-lasting health care organization that assumes full responsibility for designing, developing, trial execution and enrollment, regulatory submission and approval, and successful commercialization of patient, physician, caregiver, and societal-friendly medicinal therapy intended to: improve quality of life, increase potential duration of life, and resolve serious medical healthcare needs. To identify and control promising product candidates based on exceptional scientific development and administrational expertise, develop our products in a rapid, cost-efficient manner, and to engage commercialization and/or development partners when appropriate.

We accomplish this by building a team of world class professional scientists and business administrators that apply their experience and knowledge to this mission. Team Summit exists to pose, strategize, and execute a path forward in medicinal therapeutic health care that places Summit in a well-deserved, top market share, leadership position. Team Summit assumes full responsibility for stimulating continuous expansion of knowledge, ability, capability, and well-being for all involved stakeholders and highly-valued shareholders.

About Summit Therapeutics
Summit was founded in 2003 and our shares are listed on the Nasdaq Global Market (symbol ‘SMMT’). We are headquartered in Menlo Park, California, and we have additional offices in Oxford, UK, and Cambridge, UK.

For more information, please visit https://www.summittxinc.com and follow us on Twitter @summitplc.

Contact Summit Investor Relations:

Dave Gancarz
Head of Stakeholder Relations & Corporate Strategy
david.gancarz@summitplc.com

General Inquiries:
investors@summitplc.com

Summit Forward-looking Statements

Any statements in this press release about the Company’s future expectations, plans and prospects, including but not limited to, statements about the clinical and preclinical development of the Company’s product candidates, the therapeutic potential of the Company’s product candidates, the potential commercialization of the Company’s product candidates, the timing of initiation, completion and availability of data from clinical trials, the potential submission of applications for marketing approvals, the impact of the COVID-19 pandemic on the Company’s operations and clinical trials, potential acquisitions and other statements containing the words "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "should," "target," "would," and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including the results of our evaluation of the underlying data in connection with the topline results of our Phase III Ri-CoDIFy study evaluating ridinilazole, the outcome of discussions with regulatory authorities, including the Food and Drug Administration, the uncertainties inherent in the initiation of future clinical trials, availability and timing of data from ongoing and future clinical trials, the results of such trials, and their success, and global public health crises, including the coronavirus COVID-19 outbreak, that may affect timing and status of our clinical trials and operations, whether preliminary results from a clinical trial will be predictive of the final results of that trial or whether results of early clinical trials or preclinical studies will be indicative of the results of later clinical trials, whether business development opportunities to expand the Company’s pipeline of drug candidates, including without limitation, through potential acquisitions of, and/or collaborations with, other entities occur, expectations for regulatory approvals, laws and regulations affecting government contracts and funding awards, availability of funding sufficient for the Company’s foreseeable and unforeseeable operating expenses and capital expenditure requirements and other factors discussed in the "Risk Factors" section of filings that the Company makes with the Securities and Exchange Commission. Any change to our ongoing trials could cause delays, affect our future expenses, and add uncertainty to our commercialization efforts, as well as to affect the likelihood of the successful completion of clinical development of ridinilazole. Accordingly, readers should not place undue reliance on forward-looking statements or information. In addition, any forward-looking statements included in this press release represent the Company’s views only as of the date of this release and should not be relied upon as representing the Company’s views as of any subsequent date. The Company specifically disclaims any obligation to update any forward-looking statements included in this press release.